UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 02/27/2012

INNOSPEC INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 1-13879

Delaware	98-0181725
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

8375 South Willow Street, Littleton, Colorado, 80124

(Address of principal executive offices, including zip code)

303-792-5554

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b) Departure of Directors or Certain Officers; Appointment of Certain Officers

On February 27, 2012, Innospec Inc. (the “Company”) issued a press release announcing the retirement of Dr. Bob Bew, the current Chairman of the Company’s Board of Directors, as a director of the Company effective as of May 9, 2012. Milton C. “Bud” Blackmore, who has been on the Board of Directors of the Company since June 2010, will take up the role of Chairman as of May 9, 2012 at the 2012 Annual Meeting of the Stockholders of the Company.

A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

99.1 Press Release of Innospec Inc. dated February 27, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INNOSPEC INC.

By:	/s/ David E. Williams
David E. Williams
General Counsel and Chief Compliance Officer

Date: February 27, 2012

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Innospec Inc. dated February 27, 2012.